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                              EMPLOYMENT AGREEMENT

          AGREEMENT, dated as of January 23rd, 1997 between WILLIAM GREENBERG JR. DESSERTS AND CAFES, Inc., a New York corporation, (the "Company"), and PHILIP GRABOW (the "Employee"):

                               W I T N E S S E T H

          WHEREAS, the parties wish to make provisions for the employment of the Employee by the Company upon the terms and conditions hereinafter set forth; and

          WHEREAS, the parties recognize and acknowledge that under the terms and conditions hereinafter set forth, the Employee will be employed for a specified term, subject to the terms and conditions of this Agreement;

          NOW,   THEREFORE,   in   consideration   of  the  mutual   provisions,
representations and warranties set forth below, and for other good and valuable consideration, it is hereby agreed as follows:

          1. Employment. Subject to the terms and conditions of this Agreement, the Company hereby agrees to the employment of the Employee, and the Employee hereby accepts such employment, upon the terms and conditions set forth herein.

          2. Term. Subject to the provisions of Section 8 hereof, the Employee's employment under this Agreement shall commence on the date hereof and shall end on December 31, 1998. Subject to the provisions of Section 8 hereof, after the expiration of such initial period, this Agreement shall automatically be renewed for an additional one-year period, and thereafter shall be automatically renewed for successive one-year periods, on all the remaining terms and conditions set forth herein, unless either party elects not to renew this Agreement by giving written notice to the other at least 60 days before a scheduled expiration date.

          3. Position and Duties. (a) The Employee shall serve as the Chief Executive Officer and President of the Company and shall have such other duties, consistent with such position, as from time to time may be prescribed by the Board of Directors of the Company (the "Board"). In addition, the Employee shall be entitled to a seat on the Board of Directors of the Company and each of its subsidiaries.



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               (b) During the term of this Agreement (the "Term"),  the Employee shall perform and discharge well and faithfully all duties that may be assigned to him by the Company from time to time in accordance with this Agreement, and the Employee shall devote his best talents, efforts and abilities to the performance of his duties hereunder. The Employee, without the consent of the Board of Directors, shall not discharge any employee of the Company or its subsidiaries whose base salary is in excess of fifty thousand dollars ($50,000) per annum.

               (c) During the Term, the Employee shall perform such duties on a full-time basis and, without the express prior written consent of the Board, the Employee shall have no other employment or related outside business activities whatsoever; provided, however, that, subject to the provisions of Section 11, the Employee shall not be precluded from devoting to personal or business affairs such time as shall not materially interfere with the performance of his duties hereunder.

          4. Compensation. The Company shall pay the Employee during the Term an annual salary in respect of each year of the Term (and a pro rata portion of such amount for any portion of the Term that is less than a calendar year), payable in accordance with the customary payroll practices of the Company. The Employee's salary for the period from the date hereof through December 31, 1997 shall be $250,000 per annum. The Employee's salary for the period from January 1, 1998 through December 31, 1998 shall be $150,000 per annum. Such salary shall thereafter be reviewed, no less frequently than annually, by the Board and shall be subject to such increases (but no decreases), if any, as the Board, in its sole discretion, from time to time may determine.

          5. Benefit Plans. During the Term, the Employee shall be eligible to participate, subject to meeting any eligibility requirements, in the Company's major medical and hospitalization programs and any and all other benefit and bonus programs made available by the Company to its senior employees. The Company shall have the right, from time to time, in its discretion, to the extent permitted by applicable law (but only if all senior employees of the Company are similarly treated), to supplement, amend, replace or terminate the foregoing plans, reduce the benefits provided thereunder, or increase the amount of the Employee's contribution. Any benefits to which the Employee may be entitled under the foregoing plans (as the same may be supplemented, amended or replaced, the "Benefit Plans") shall be provided to him in accordance with the respective terms thereof.

          6. Expenses. (a) During the Term, the Company shall pay or reimburse the Employee for all business expenses actually incurred or paid by the Employee in the performance of his services hereunder, provided that (i) such expenses are reasonable and (ii) the Employee submits expense statements or vouchers or such supporting information as the Company may reasonably require of the Employee.

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               (b) During the Term,  the Company shall furnish the Employee with a monthly allowance of $650.00 before taxes for the use of an automobile by the Employee in connection with his duties hereunder, and shall reimburse the Employee for all repairs, registration, insurance and maintenance expenses incurred by the Employee in connection with his use thereof.

          7. Vacations. The Employee shall be entitled to four (4) weeks paid vacation during each calendar year of the Term (and a pro rata portion thereof for any portion of the Term that is less than a calendar year), to be taken at times as may mutually be agreed upon by the Employee and the Company. In the event vacation days are not used in a given calendar year, the Employee may carry over and use these days or be paid for same upon the termination of this Agreement, as Employee may elect.

          8. Termination. (a) In the event the Employee's employment terminates, whether during the term of the Agreement or following the expiration of the term of the Agreement, due to either a Without Cause Termination or a Constructive Discharge, the Company shall, as liquidated damages or severance pay, or both, continue to pay the Employee's base salary as in effect at the time of such termination for the greater of (i) the remainder of the then-current term of the Agreement, or (ii) a period of twelve months from the effective date of such termination. In the event the Employee's employment terminates, whether during the term of the Agreement or following the expiration of the term of the Agreement, due to a Permanent Disability, the Company shall continue to pay the Employee's base salary as in effect at the time of such termination for a period of six months from the date of such termination; provided, that such amounts shall be offset by any amounts otherwise paid to the Employee under the Company's then-existing disability program. In addition, earned but unpaid base salary as of the date of termination of employment shall be payable in full and any incentive compensation bonus, or profit-sharing plan maintained by the Company had he been employed throughout the year in which such bonus is calculated shall be payable on a pro-rated basis for the year in which such termination of employment occurs only. The Employee shall be entitled to continued group hospitalization, health and dental care insurance for the periods specified in the Consolidated Omnibus Budget Reconciliation Act of 1985 ("COBRA") upon payment by the Employee of the amounts specified under COBRA. For purposes hereof, no Without Cause Termination shall be effective until 30 days after the Company has given notice of termination to the Employee.

               (b) In the event that the Employee's employment hereunder terminates due to a Termination for Cause or the Employee terminates employment with the Company for reasons other than a Constructive Discharge, Permanent Disability or retirement pursuant to the Company's retirement plan (the "Retirement Plan"), earned but unpaid base salary as of the date of termination of employment shall be payable in full. However, no other payments shall be made, or benefits provided, by the Company under this Agreement except for benefits payable under the Retirement Plan and benefits that have already become vested under the terms of employee benefit programs

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maintained  by the Company or its  affiliates  for its  employees  and except as otherwise required by law.

               (c) For purposes of this Agreement, the following terms have the following meanings:

                    (i) The term "Termination for Cause" means, to the maximum extent permitted by applicable law, a termination of the Employee's employment by the Company because the Employee has (a) materially breached or materially failed to perform his duties under applicable law and such breach or failure to perform constitutes self-dealing, willful misconduct or recklessness, (b) committed an act of dishonesty in the performance of his duties hereunder or engaged in conduct materially detrimental to the business of the Company, (c) been convicted of a felony involving moral turpitude, (d) materially breached or materially failed to perform his obligations and duties hereunder, which breach or failure the Employee shall fail to remedy within 30 days after written demand from the Company, or (e) violated in any material respect the provisions of
Section 9 or 11 below.

                    (ii) The term "Constructive Discharge" means a termination of the Employee's employment by the Employee due to a failure of the Company or its successors without prior consent of the Employee to fulfill its obligations under this Agreement in any material respect, including (a) any failure to elect or re-elect or to appoint or reappoint the Employee to the offices of President and Chief Executive Officer (or any equivalent titles with substantially similar duties), which failure the Company shall fail to remedy within 30 days after written demand from the Employee, or (b) any other material change by the Company in the functions, duties or responsibilities of the Employee's position with the Company which would materially reduce the ranking or level, dignity, responsibility, importance or scope of such position, which change the Company shall fail to remedy within 30 days after written demand from the Employee.

                    (iii) The term "Without Cause Termination" means a termination of the Employee's employment by the Company other than due to a Permanent Disability, retirement or expiration of the term of the Agreement and other than a Termination for Cause.

                    (iv) The term "Permanent Disability" means permanently disabled so as to qualify for full benefits under the Company's then-existing disability insurance policy; provided, however, that if the Company does not maintain any such policy on the date of termination, "Permanent Disability" shall mean the inability of the Employee to work for a period of six full calendar months during any twelve consecutive calendar months due to illness or injury of a physical or mental nature, supported by the completion of a medical certification form outlining the disability or treatment issued by (i) the Employee's attending physician or (ii) an alternate physician chosen by the

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Company as may be  necessary  in order to comply  with the  requirements  of the
Company's insurance carrier (the costs incurred in connection with the issuance of such additional medical certification shall be covered by the Company).

          9. Trade Secrets; Confidentiality. (a) The Employee recognizes and acknowledges that, in connection with his employment with the Company, he will have access to valuable trade secrets and confidential information of the Company and its Affiliates (as hereinafter defined), including, but not limited to, operating, technical and marketing methods and that these are special and unique assets of the Company's business that are made available to the Employee only in connection with the furtherance of his employment with the Company. The Employee agrees that he shall not at any time disclose any of such confidential information or trade secrets of the Company or any of its Affiliates to any Person (as hereinafter defined), directly or indirectly, or use same for any reason or purpose whatsoever, except: (i) in connection with the performance of his duties under this Agreement; (ii) with the express prior written consent of the Company; or (iii) as required by law to be divulged to a government agency or pursuant to lawful process.

                (b) For purposes of this Agreement:

                    (i) The term "Affiliate" of any Person means any other Person directly or indirectly through one or more intermediary Persons, controlling, controlled by or under common control with such Person. For purposes of this definition, "control" shall mean the power to direct the management and policies of such Person, directly or indirectly, by or through stock ownership, agency or otherwise, or pursuant to or in connection with an agreement, arrangement or understanding with one or more other Persons by or through stock ownership, agency or otherwise; and the terms "controlling" and "controlled" shall have meanings correlative to the foregoing.

                    (ii) The term "Person"  means any  individual,  corporation,
partnership,    association,    joint-stock   company,   trust,   unincorporated
organization or joint venture.

          10. Return of Proprietary Information. In the event of the termination of the Employee's employment with the Company, regardless of the cause of such termination, whether voluntary or involuntary, the Employee shall immediately:
(i) return to the Company any original records of the Company and (ii) purge or destroy any computerized, duplicated or copied records referred to in Section 9 that have been removed from the Company's premises.

          11. Restrictive Covenants. (a) During the Term and for a period of three years immediately following the termination of the Employee's employment, regardless of the cause of such termination, whether voluntary or involuntary, the Employee shall not directly or indirectly on his own behalf or on behalf of any Person

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in an area  comprising the states of New Jersey and New York:  (i) own,  manage, operate, control, be employed by, participate in, provide consulting services to, or be connected or associated in any manner with the ownership, management, operation, or control of any business involving the production, marketing or distribution of pastries, cakes, pies, cookies, batter and frozen-finished cakes, brownies, muffins or other assorted desserts, or (ii) persuade or seek to persuade any supplier, customer, contractor, employee, agent or consultant or
other  Person  having  business   relations  with  the  Company  to  cease  such
relationship; provided, however, nothing set forth in this Section 11(a) shall preclude the Employee from providing consulting services to J.P. Veggies, Inc.

               (b) The Employee acknowledges and agrees that the restrictive covenants set forth in this Section 11 (the "Restrictive Covenants") are reasonable and valid in geographical and temporal scope and in all other respects. If any court determines that any of the Restrictive Covenants, or any part thereof, is invalid or unenforceable, the remainder of the Restrictive Covenants shall not thereby be affected and shall be given full force and effect, without regard to the invalid or unenforceable parts.

               (c) If any court determines that any of the Restrictive Covenants, or any part thereof, is invalid or unenforceable for any reason, such court shall have the power to modify such Restrictive Covenant, or any part thereof, and, in its modified form, such restrictive covenant shall then be valid and enforceable.

          12. Equitable Relief. In the event of a breach by the Employee of any of the covenants contained in Sections 9, 10 or 11 hereof, the Company shall be entitled to a temporary restraining order, a preliminary injunction and/or a permanent injunction restraining the Employee from breaching or continuing to breach any of said covenants. Nothing herein contained shall be construed as prohibiting the Company from pursuing any other remedies that may be available to it for such breach including the recovering of damages.

          13. Severability. Should any provision of this Agreement be held, by a court of competent jurisdiction, to be invalid or unenforceable, such invalidity or unenforceability shall not render the entire Agreement invalid or unenforceable, and this Agreement and each individual provision hereof shall be enforceable and valid to the fullest extent permitted by law.

          14. Successors and Assigns. This Agreement and the benefits hereunder are personal to the Company and are not assignable or transferable by the Employee. The services or any specified portion thereof to be performed by the Employee hereunder may be assigned by the Company to any of its Affiliates. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the Company and it successors and assigns and the Employee and his heirs and legal representatives.

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          15.  Governing  Law. This  Agreement  shall be construed in accordance with and governed by the laws of the State of New York, without regard to the conflicts of laws rules thereof.

          16. Dispute Resolution. (a) If a dispute arises out of or relates to this Agreement, or the breach thereof, and if such dispute cannot be settled through negotiation, the parties agree first to try in good faith to settle the dispute by mediation administered by the American Arbitration Association under its Commercial Mediation Rules before resorting to arbitration or some other dispute resolution procedure.

               (b) Except as provided in Section 12 hereof, any dispute or claim arising out of or relating to this Agreement or the breach thereof will be settled by arbitration before a single arbitrator in accordance with the rules of the American Arbitration Association then in effect, and judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction. Any such arbitration will be conducted in New York.

          17. Notices. (a) Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally by hand or by recognized overnight courier, telecopied or mailed as follows:

                           (i) If to the Company, to:

                 William Greenberg Jr. Desserts and Cafes, Inc.
                              533 West 47th Street
                            New York, New York 10036
                             Fax No.: (212) 586-2418
                Attention: Stephen Fass, Executive Vice President


                          (ii) If to the Employee, to:

                                  Philip Grabow
                                J.M. Specialties
                                  222 New Road
                          Parsippany, New Jersey 07054
                             Fax No.: (201) 808-0203

               (b) Each such notice or other  communication  shall be  effective
(i) if given by telecopier, when such telecopy is transmitted to the telecopier number specified in Section 17(a) (with confirmation of transmission) (ii) if mailed by registered or certified mail, postage prepaid, three (3) business days after deposit in the mails or (iii) if given by any other means, when delivered at the address specified in Section 17(a). Any party by notice given in accordance with this Section 17 to the other party

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may designate  another  address (or telecopier  number) or person for receipt of notices hereunder. Notices by a party may be given by counsel to such party.

          18. Withholding. All payments required to be made by the Company to the Employee under this Agreement shall be subject to withholding taxes, social security and other payroll deductions in accordance with the Company's policies applicable to employees of the Company at the Employee's level and the provisions of the Benefit Plans.

          19. Complete Understanding. This Agreement supersedes any prior contracts, understandings, discussions and agreements relating to employment between the Employee and the Company and constitutes the complete understanding between the parties with respect to the subject matter hereof. No statement, representation, warranty or covenant has been made by either party with respect to the subject matter hereof except as expressly set forth herein.

          20. Modification; Waiver. (a) This Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of any amendment, by the Company and the Employee or, in the case of a waiver, by the party against whom the waiver is to be effective. Any such waiver shall be effective only to the extent specifically set forth in such writing.

               (b) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

          21. Mutual Representations. (a) The Employee represents and warrants to the Company that the execution and delivery of this Agreement and the fulfillment of the terms hereof (i) will not constitute a default under or conflict with any agreement or other instrument to which he is a party or by which he is bound and (ii) do not require the consent of any Person.

               (b) The Company represents and warrants to the Employee that this Agreement has been duly authorized, executed and delivered by the Company and that the fulfillment of the terms hereof (i) will not constitute a default under or conflict with any agreement or other instrument to which it is a party or by which it is bound and (ii) do not require the consent of any Person.

               (c) Each party hereto warrants and represents to the other that this Agreement constitutes the valid and binding obligation of such party enforceable against such party in accordance with its terms.

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               22. Headings.  The headings in this Agreement are for convenience of reference only and shall not control or affect the meaning or construction of this Agreement.

               23. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by the other party hereto.

               IN WITNESS WHEREOF, the Company has caused this Employment Agreement to be duly executed in its corporate name by one of its officers duly authorized to enter into and execute this Agreement, and the Employee has manually signed his name hereto, all as of the day and year first above written.


                                                 WILLIAM GREENBERG JR. DESSERTS
                                                 & CAFES, INC.

                                                 By:  /s/ Stephen Fass
                                                      --------------------------
                                                      Stephen Fass, President


                                                      /s/ Philip Grabow
                                                      --------------------------
                                                      Philip Grabow

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